TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Institutional Money Market Fund

TDAM Institutional Municipal Money Market Fund
(together, the “Funds” and each, a “Fund”)

Supplement dated June 23, 2016
to the Summary Prospectus of each Fund dated March 1, 2016, and the
Prospectus and Statement of Additional Information of each Fund, each dated February 26, 2016, as supplemented

On June 23, 2016, the Board of Directors (the “Board”) of TD Asset Management USA Funds Inc. (the “Company”) approved the liquidation of each of the TDAM Institutional Money Market Fund and the TDAM Institutional Municipal Money Market Fund, each a series of the Company, pursuant to the terms of a Plan of Liquidation for each Fund. The liquidations were proposed as a result of anticipated lack of demand in the marketplace for the Funds and potential difficulty in attracting and retaining assets given changes to the Funds that would be required by recent amendments to the rules that govern the operation of money market funds. Under these amendments, each Fund would have been required to price and transact in its shares at a floating net asset value (“NAV”), among other things.

Under its Plan of Liquidation, the applicable Fund will be liquidated during the third quarter of 2016 (each, a “Liquidation Date”). On or before the applicable Liquidation Date, all portfolio securities of the relevant Fund will be converted to cash or cash equivalents, and the Fund will cease investing its assets in accordance with its stated investment objective and policies.

On the Liquidation Date, shareholders in the applicable Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the relevant Liquidation Date to the extent that the shareholder wishes to do so. Shareholders remaining in a Fund just prior to the relevant Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.

Although the liquidation is not expected to be a taxable event for a Fund, for taxable shareholders the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. A Fund may also make a distribution of undistributed net income and/or net capital gains prior to its Liquidation Date. Shareholders, including shareholders that own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, should consult their tax advisers regarding the tax treatment of the liquidations.

In connection with its liquidation, effective June 23, 2016, each Fund will be closed to new investments, including through exchanges into the Fund from other funds of the Company. Investors may continue to redeem shares of each Fund.

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